UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2014

CAMPUS CREST COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-34872 (Commission File Number)	27-2481988 (IRS Employer Identification No.)

2100 Rexford Road, Suite 414 Charlotte, North Carolina (Address of principal executive offices)		28211 (Zip Code)

Registrant’s telephone number, including area code: (704) 496-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)	Appointment of Officer

Appointment of Angel Herrera as Chief Operating Officer

On October 27, 2014, the Board of Directors (the “Board”) of Campus Crest Communities, Inc. (the “Company”) appointed Angel Herrera to serve as the Company’s Chief Operating Officer, effective immediately. Mr. Herrera, 55, has served as the chief operating officer of Campus Crest Real Estate Management, the operating platform for the Company, since April 2014. Prior to joining the Company, from 2005 through April 2014, Mr. Herrera served as Regional Vice President for ARAMARK Corporation. Mr. Herrera has held a number of executive positions including Division Vice President for Burger King Corporation, Executive Vice President for Interfood Corporation, a privately held corporation based in San Juan, Puerto Rico and Senior Vice President of Tricon Restaurants International and President of TRI Mexico. Mr. Herrera received his Bachelor of Science degree from Boston College.

In connection with Mr. Herrera’s appointment, Mr. Herrera and the Company entered into an Employment Agreement, dated October 27, 2014 and effective as of October 1, 2014 (the “Herrera Employment Agreement”). The Herrera Employment Agreement provides for an initial term of employment of two years, with automatic renewals for one-year terms unless either the Company or Mr. Herrera give 120 days’ prior written notice that the term will not be extended. The Herrera Employment Agreement provides for an initial base salary of $325,000 (which may be increased by the compensation committee of the Board (the “compensation committee”) and the Board), a target bonus of between 75% and 100% of base salary (with the actual bonus to be determined by the compensation committee and the Board), eligibility for grants of equity pursuant to the Company’s Amended and Restated Equity Incentive Compensation Plan (the “EICP”), eligibility to participate in any long term incentive plan approved by the Board with a target grant of up to 75% of base salary and eligibility to participate in any other employee benefit plans, insurance policies or contracts maintained by the Company relating to retirement, health, disability, vacation, auto allowance and other related benefits.

Under the Herrera Employment Agreement, in the event that Mr. Herrera’s employment is terminated by the Company without cause (as defined in the Herrera Employment Agreement), or Mr. Herrera terminates his employment for good reason (as defined in the Herrera Employment Agreement), he will receive the following compensation and benefits:

•	earned but unpaid salary as of the date of termination;

•	annual incentive amounts earned and payable that have not been paid;

•	accrued but unpaid paid time off due through the date of termination;

•	a severance payment in cash in an aggregate amount equal to one and one-half times the sum of (i) the then current base salary plus (ii) a pro rata amount of the annual incentive amounts Mr. Herrera would have earned (if any) for the fiscal year in which the termination occurs based upon the Company’s actual performance for such fiscal year; and

•	vesting of all unvested equity awards held by Mr. Herrera that vest in the calendar year that includes the date of termination or that vest in the next following calendar year, provided that all other unvested equity awards held by Mr. Herrera will be forfeited and cancelled on the date of termination.

In the event that Mr. Herrera’s employment is terminated by the Company with cause (as defined in the Herrera Employment Agreement) or Mr. Herrera terminates his employment other than for good reason (as defined in the Herrera Employment Agreement), under the Herrera Employment Agreement Mr. Herrera will receive accrued and unpaid salary and benefits to which he is entitled. All equity awards held by Mr. Herrera at termination of employment will cease to vest as of the date of termination.

In the event of Mr. Herrera’s death or disability, pursuant to the Herrera Employment Agreement he will receive the following compensation and benefits:

•	earned but unpaid salary as of the date of termination;

•	annual incentive amounts earned and payable that have not been paid;

•	accrued but unpaid paid time off due through the date of termination;

•	in the case of disability, such rights under any disability plan as may be provided by the Company; and

•	in the case of death, any other death benefits generally applicable to the Company’s employees.

In the event that, within 24 months of a change of control (as defined in the Herrera Employment Agreement), Mr. Herrera’s employment is terminated by the Company without cause or Mr. Herrera terminates his employment for good reason, he will receive the following compensation and benefits:

•	earned but unpaid salary as of the date of termination;

•	annual incentive amounts earned and payable that have not been paid;

•	accrued but unpaid paid time off due through the date of termination;

•	a severance payment in cash in an aggregate amount equal to two times the sum of (i) the then current base salary plus (ii) an amount equal to the incentive payments made to Mr. Herrera for the prior fiscal year (provided that, if no such incentive payments were made in the prior fiscal year, this amount will equal 50% of the target amount as defined in the Company’s incentive plan); and

•	vesting of all unvested equity awards held by Mr. Herrera.

A copy of the Herrera Employment Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The summary set forth above does not purport to be complete and is qualified in its entirety by reference to this document.

Also on October 27, 2014, Mr. Herrera entered into a Confidentiality and Noncompetition Agreement (the “Herrera Noncompetition Agreement”) pursuant to which, for so long as he is serving in his capacity as Chief Operating Officer and for two years following the termination of his employment with the Company, he has agreed not to compete with the Company or solicit employees, agents or service providers of the Company. Mr. Herrera’s compliance with the Herrera Noncompetition Agreement is a condition to the receipt of compensation under the Herrera Employment Agreement.

A copy of the Herrera Noncompetition Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein. The summary set forth above does not purport to be complete and is qualified in its entirety by reference to this document.

Entry into Employment Agreement with Scott Rochon

As previously disclosed in its Current Report on Form 8-K filed October 7, 2014, on October 1, 2014, the Board appointed Scott Rochon to serve as the Company’s Chief Accounting Officer, effective immediately. In connection with Mr. Rochon’s appointment, Mr. Rochon and the Company entered into an Employment Agreement, dated October 27, 2014 and effective as October 1, 2014 (the “Rochon Employment Agreement”). The Rochon Employment Agreement provides for an initial term of employment of two years, with automatic renewals for one-year terms unless either the Company or Mr. Rochon give 120 days’ prior written notice that the term will not be extended. The Rochon Employment Agreement provides for an initial base salary of $202,000 (which may be increased by the compensation committee and the Board), a target bonus of between 75% and 100% of base salary (with the actual bonus to be determined by the compensation committee and the Board), eligibility for grants of equity pursuant to the Company’s Amended and Restated Equity Incentive Compensation Plan (the “EICP”), eligibility to participate in any long term incentive plan approved by the Board with a target grant of up to 75% of base salary and eligibility to participate in any other employee benefit plans, insurance policies or contracts maintained by the Company relating to retirement, health, disability, vacation and other related benefits.

Under the Rochon Employment Agreement, in the event that Mr. Rochon’s employment is terminated by the Company without cause (as defined in the Rochon Employment Agreement), or Mr. Rochon terminates his employment for good reason (as defined in the Rochon Employment Agreement), he will receive the following compensation and benefits:

•	earned but unpaid salary as of the date of termination;

•	annual incentive amounts earned and payable that have not been paid;

•	accrued but unpaid paid time off due through the date of termination;

•	a severance payment in cash in an aggregate amount equal to one and one-half times the sum of (i) the then current base salary plus (ii) a pro rata amount of the annual incentive amounts Mr. Rochon would have earned (if any) for the fiscal year in which the termination occurs based upon the Company’s actual performance for such fiscal year; and

•	vesting of all unvested equity awards held by Mr. Rochon that vest in the calendar year that includes the date of termination or that vest in the next following calendar year, provided that all other unvested equity awards held by Mr. Rochon will be forfeited and cancelled on the date of termination.

In the event that Mr. Rochon’s employment is terminated by the Company with cause (as defined in the Rochon Employment Agreement) or Mr. Rochon terminates his employment other than for good reason (as defined in the Rochon Employment Agreement), under the Rochon Employment Agreement Mr. Rochon will receive accrued and unpaid salary and benefits to which he is entitled. All equity awards held by Mr. Rochon at termination of employment will cease to vest as of the date of termination.

In the event of Mr. Rochon’s death or disability, pursuant to the Rochon Employment Agreement he will receive the following compensation and benefits:

•	earned but unpaid salary as of the date of termination;

•	annual incentive amounts earned and payable that have not been paid;

•	accrued but unpaid paid time off due through the date of termination;

•	in the case of disability, such rights under any disability plan as may be provided by the Company; and

•	in the case of death, any other death benefits generally applicable to the Company’s employees.

In the event that, within 24 months of a change of control (as defined in the Rochon Employment Agreement), Mr. Rochon’s employment is terminated by the Company without cause or Mr. Rochon terminates his employment for good reason, he will receive the following compensation and benefits:

•	earned but unpaid salary as of the date of termination;

•	annual incentive amounts earned and payable that have not been paid;

•	accrued but unpaid paid time off due through the date of termination;

•	a severance payment in cash in an aggregate amount equal to two times the sum of (i) the then current base salary plus (ii) an amount equal to the incentive payments made to Mr. Rochon for the prior fiscal year (provided that, if no such incentive payments were made in the prior fiscal year, this amount will equal 50% of the target amount as defined in the Company’s incentive plan); and

•	vesting of all unvested equity awards held by Mr. Rochon.

A copy of the Rochon Employment Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein. The summary set forth above does not purport to be complete and is qualified in its entirety by reference to this document.

Also on October 27, 2014, Mr. Rochon entered into a Confidentiality and Noncompetition Agreement (the “Rochon Noncompetition Agreement”) pursuant to which, for so long as he is serving in his capacity as Chief Accounting Officer and for two years following the termination of his employment with the Company, he has agreed not to compete with the Company or solicit employees, agents or service providers of the Company. Mr. Rochon’s compliance with the Rochon Noncompetition Agreement is a condition to the receipt of compensation under the Rochon Employment Agreement.

A copy of the Rochon Noncompetition Agreement is attached as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein. The summary set forth above does not purport to be complete and is qualified in its entirety by reference to this document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Employment Agreement, dated October 27, 2014, between Campus Crest Communities, Inc. and Angel Herrera.

10.2	Confidentiality and Noncompetition Agreement, dated October 27, 2014, between Campus Crest Communities, Inc. and Angel Herrera.

10.3	Employment Agreement, dated October 27, 2014, between Campus Crest Communities, Inc. and Scott Rochon.

10.4	Confidentiality and Noncompetition Agreement, dated October 27, 2014, between Campus Crest Communities, Inc. and Scott Rochon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMPUS CREST COMMUNITIES, INC.

Date: October 31, 2014	/s/ Donald L. Bobbitt, Jr.
Donald L. Bobbitt, Jr.
Executive Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Employment Agreement, dated October 27, 2014, between Campus Crest Communities, Inc. and Angel Herrera.

10.2	Confidentiality and Noncompetition Agreement, dated October 27, 2014, between Campus Crest Communities, Inc. and Angel Herrera.

10.3	Employment Agreement, dated October 27, 2014, between Campus Crest Communities, Inc. and Scott Rochon.

10.4	Confidentiality and Noncompetition Agreement, dated October 27, 2014, between Campus Crest Communities, Inc. and Scott Rochon.